EQUITY AGREEMENT


      THIS EQUITY AGREEMENT (the "Agreement") is made effective as of the 1st day of November, 2002 by and between the University of Florida Research Foundation, Inc. (hereinafter called "UFRF"), a nonstock, nonprofit Florida corporation, and GloTech Industries, Inc. (hereinafter called "Licensee" or "GloTech"), a corporation organized and existing under the laws of Delaware.

      WHEREAS, UFRF and Licensee have entered into certain License Agreements with respect to certain inventions owned by UFRF or in which UFRF has a joint, undivided interest;

      WHEREAS, as an accommodation to Licensee, UFRF is willing to accept shares of common stock of Licensee (the "Shares") in lieu of charging Licensee certain fees under the License Agreements.

      NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements set forth below, the parties covenant and agree as follows:

Section 1.     Definitions

For the purpose of this Agreement, the Appendix A definitions shall apply. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the License Agreements.

Section 2.     Issuance of Shares to UFRF; Closing Deliveries

     A.   Issuance of Shares

          (1) On the Effective Date of the License Agreements, Licensee shall issue to UFRF 200,000 Shares, being equal to two percent (2%) of the total number of issued and outstanding Shares of Licensee on the Effective Date prior to such issuance calculated on a fully diluted basis, and Licensee shall deliver, or cause to be delivered, to UFRF a stock certificate, duly signed by appropriate officers of Licensee and issued in UFRF's name, representing all of the Shares required to be issued to UFRF.

          (2) All Shares shall be fully-paid and non-assessable upon their issuance to UFRF. UFRF's execution of this Agreement and the License Agreements shall be deemed full consideration for the issuance of the Shares, and no additional consideration for such Shares shall be due from UFRF. No Shares shall be subject to any restrictions on their transfer other than the restrictions specified in Appendix C hereto.

     B.   Closing Deliveries


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          On   the   Effective  Date,  in  addition  to  the  certificates
          evidencing the Shares, Licensee shall deliver to UFRF the following:

          (1) a certificate from Licensee, dated as of the Effective Date and signed by the Secretary or an Assistant Secretary of Licensee, certifying that the attached copies of the Certificate of Incorporation, Bylaws of Licensee, and resolutions of the Board of Directors of Licensee approving the License Agreements, this Agreement and the transactions contemplated thereby, are all true, complete and correct and that such resolutions remain unamended and in full force and effect.

          (2) an opinion of James A. Reskin, counsel to Licensee, dated as of the Effective Date and substantially in the form of Appendix F hereto.

Section 3.     Representations and Warranties

     A.   Representations and Warranties by Licensee

          Licensee represents and warrants to UFRF that:

          (1)    Licensee  is  a  duly  organized  and  validly   existing
          corporation under the laws of the State of Delaware adequate power and authority to conduct the business in which it is now engaged or currently proposed to be engaged, and Licensee is duly qualified to do business as a foreign corporation and is in good standing in such other states or jurisdictions as is necessary to enable it to carry on its business or own its properties.

          (2) There are no actions, suits, or proceedings pending or threatened against or affecting Licensee, its officers or directors in their capacity as such, its properties, or its patents in any court or before any governmental or administrative agency, which can have any material adverse effect on the business as now conducted or as currently proposed to be conducted, on the properties, the financial condition, or income of Licensee, or the transactions contemplated by this Agreement or the License Agreements and Licensee is not in default under any order or judgment of any court or governmental or administrative agency.

          (3) Licensee is not a party to any agreement or instrument, or subject to any charter, bylaw, or other corporate restrictions materially adversely affecting its business and operations, present or prospective, or its property, assets, or condition, financial or otherwise.

          (4) Licensee is not in default or breach in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any bond, debenture, note, or other evidence of indebtedness or any contract or other agreement of Licensee.

          (5) This Agreement has been duly authorized, executed, and delivered on behalf of Licensee and constitutes the valid and


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          binding  agreement of Licensee, enforceable in  accordance  with its terms, and Licensee has full power and lawful authority to issue, sell, and repurchase the Shares on the terms and conditions herein set forth.

          (6) Consummation of the transactions contemplated by this Agreement in compliance with provisions of this Agreement will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance on, any property or assets of Licensee pursuant to any indenture, mortgage, deed of trust, agreement, corporate charter, bylaws, contract, or other instrument to which Licensee is a party or by which Licensee may be bound or any law, rule, regulation, qualification, license, order or judgment applicable to Licensee or any of its property.

          (7) Licensee is in compliance with all federal, state and local environmental laws and there are no conditions currently existing or contemplated which are likely to subject Licensee to damages, penalties, injunctive relief, removal costs, remedial costs or cleanup costs under any such laws or assertions thereof.

          (8) Attached hereto as Appendix B and hereby made a part hereof are the Articles of Incorporation (including any amendments thereto) and the Bylaws (including any amendments thereto) of Licensee in effect on the date hereof.

          (9) Pursuant to its Articles of Incorporation, Licensee is authorized to issue 50,000,000 Shares, of which 10,000,000 Shares are issued and outstanding. All issued and outstanding Shares are, and the Shares issuable to UFRF will be, validly issued, fully paid and nonassessable, and are not subject to any preemptive rights. There are no other authorized or outstanding Equity Securities of any class, kind, or character, and there are no outstanding subscriptions, options, warrants, or other agreements, or commitments obligating Licensee to issue any additional shares of its capital stock of any class, or any options or rights with respect thereto, or any securities convertible into any shares of stock of any class. No person has any preemptive rights, rights of first refusal, "tag along" rights, rights of co-sale or any similar rights with respect to the issuance of the Shares contemplated hereby.

          (10) Attached hereto as Appendix C and hereby made a part hereof is a list of all restrictions on the transfer of any Shares or other securities of Licensee and all agreements between any shareholders or convertible debt holders of Licensee regarding the valuation, voting or transfer of any Shares or other securities of Licensee.

          (11) Attached hereto as Appendix D and hereby made a part hereof are the unaudited financial statements of Licensee for the year ended December 31, 2002. These financial statements are true and complete and are in accordance with the books and records of Licensee. As of the date of the most recent financial statements provided to UFRF under this Agreement, Licensee has no material liabilities, absolute or contingent, that are not reflected in such financial statements except obligations incurred in the ordinary course of business and the License Agreements.

          (12) Since the date of the most recent financial statements provided to UFRF under this Agreement, there has been no: (a) material adverse change in the condition, financial or otherwise, of Licensee other than changes in the ordinary course of business; (b) damage or loss, whether or not covered by insurance, materially and adversely affecting Licensee's properties or business taken as a whole; and (c) declaration or setting aside, or payment of any dividend or other distribution in respect of the stock of Licensee or any direct or indirect redemption, purchase or other acquisition of such shares.

          (13) Licensee has timely filed all tax returns and reports required to be filed by it. Licensee has timely paid all taxes, interest and penalties required to be paid pursuant to said returns or otherwise required to be paid by it.

          (14) Attached hereto as Appendix E is a true and complete record of (i) issued and outstanding Shares as of the Effective Date and the holders thereof, and (ii) Shares issuable under options, warrants or other convertible equity or debt instruments outstanding as of the Effective Date, whether vested or non-vested, restricted or unrestricted, the holders thereof, the exercise price or conversion price therefor and an outline of all other material terms with respect thereto.

     B.   Representations and Warranties by UFRF

          UFRF represents and warrants to Licensee that:

          (1) UFRF is acquiring the Shares for investment for its own account and not with a view to resale or distribution within the meaning of the Securities Act, and UFRF does not intend to divide its participation with other or to resell or otherwise dispose of all or any part of the Shares without registration under the Securities Act, except to Licensee or unless and until it determines at some future date that changed circumstances, not now in its contemplation, make such disposition advisable.

          (2) This Agreement has been duly authorized, executed, and delivered on behalf of UFRF and constitutes the valid and binding agreement of UFRF, enforceable in accordance with its terms, and UFRF has full power and lawful authority to acquire the Shares on the terms and conditions herein set forth.

     C.   Survival and Timing of Warranties

          The warranties and representation made in this Section 3 shall survive the closing of any issuance of shares to UFRF. The warranties and representations made in this Section 3 shall be true and correct as of the date of this Agreement and as of the date the Shares are issued to UFRF.

Section 4.     Miscellaneous Covenants

     A.   Financial Statements and Other Information

          As long as UFRF owns any Equity Securities, Licensee shall promptly provide to UFRF such Financial Statements, amendments to or restatements of its Articles of Incorporation or Bylaws, stock transfer restrictions and agreements among shareholders with respect to the valuation, transfer or voting of Shares and amendments thereto as may be effected from time to time, and such other information respecting the business, affairs, and financial condition of Licensee as UFRF may reasonably request. Financial Statements shall be provided within the time that such Financial Statements are required to be provided to holders of preferred stock of Licensee. UFRF's representatives may visit and inspect any of the properties, books and information of Licensee, upon reasonable notice, during business hours and in a manner not disruptive to the business of the Licensee.

     B.   Issuance of Shares/Options to Affiliates/Founders

          Licensee  shall  not  issue  any  Equity  Securities  (including
          Shares) to any of the shareholders of Licensee listed on Appendix A attached hereto (the "Founders"), Affiliate thereof or Affiliate of Licensee for less than the fair market value of that security. Licensee shall have the burden of proving that the consideration to be paid for any such Equity Securities equals the fair market value of such Equity Securities issued.

     C.   Piggyback Registration Rights

          UFRF shall be granted the same incidental or piggyback registration rights that are granted to the purchasers of Series A Common Stock of Licensee and shall be made a party to the registration rights agreement with the holders of such Series A Common Stock.

     D.   Rule 144 Reporting

          With a view to making available to UFRF the benefits of certain rules and regulations of the Commission which may permit UFRF to sell securities of Licensee to the public without registration, Licensee agrees to:

          (1) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times following the effective date of the first registration under the Securities Act filed by Licensee for an offering of its securities to the general public;

          (2) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of Licensee under the Securities Act and the Exchange Act at any time following registration of any of its securities under the Securities Act or Exchange Act; and

          (3) So long as UFRF owns any Shares, furnish to UFRF forthwith upon request a written statement by Licensee as to its compliance with the reporting requirements of Rule 144 (at any time following the effective date of the first registration statement filed by Licensee for an offering of its securities to the general public), and of the Securities Act and the Exchange Act following registration of any of its securities under the Securities Act or Exchange Act, a copy of the most recent annual or quarterly report of Licensee, and such other reports and documents so filed as UFRF may reasonably request in availing itself of any rule or regulation of the Commission allowing UFRF to sell any such securities without registration.

     E.   Transfer or Assignment of Registration Rights

          The rights to cause Licensee to register the securities granted to UFRF hereunder may be transferred or assigned by UFRF to a transferee or assignee of any of UFRF's Shares; provided, however, that such transfer or assignment of Shares was permitted under this Agreement.

Section 5.     Termination

     A. Unless terminated sooner by either party as provided below, this Agreement shall terminate on the date that UFRF, after having been issued Shares hereunder, no longer owns any Equity Securities. If this Agreement terminates automatically as provided in this Section 5.A, the License Agreements shall remain in effect according to the terms specified therein.

     B. If Licensee at any time fails to timely issue Shares to UFRF on a timely basis, or otherwise commits a material breach of this Agreement, or if any of the representations or warranties made by Licensee are untrue in any material respect as of any date on which they are required to be true and correct, and Licensee fails to remedy any such breach or default within thirty (30) days after written notice thereof by UFRF, UFRF may, at its option, terminate either this Agreement, the License Agreements, or all of them.

Section 6.     Assignability

Except as set forth in Section 4.E, neither party may assign its rights or obligations under this Agreement, except that Licensee may assign this Agreement in connection with the sale of all or substantially all of the assets or stock of the Licensee, whether by merger, acquisition or otherwise, if the successor assumes all of the Licensee's obligations hereunder.

Section 7.     Miscellaneous

This Agreement shall be construed exclusively in accordance with the internal laws of the State of Florida.

Section 8.     Notices

Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and shall be deemed to have been given at the earlier of the time when actually received as a consequence of any effective method of delivery, including but not limited to hand delivery, transmission by telecopier, or delivery by a professional courier service or the time when sent by certified or registered mail addressed to the party for whom intended at the address below or at such changed address as the party shall have specified by written notice, provided that any notice of change of address shall be effective only upon actual receipt:

to UFRF:

University of Florida Research Foundation, Inc.
219 Grinter Hall
PO Box 115500
Gainesville, Florida   32611-5500
Attention:   President

with a copy to:

Office of Technology Licensing
University of Florida
3rd Floor Walker Hall
PO Box 115500
Gainesville, Florida   32611-5500
Attention:   Director

to Licensee:

Heinz Fraunhoffer, CEO
GloTech Industries, Inc.
2153 SE Hawthorne Road, Suite 112
Gainesville, Florida 32641

with a copy to:

James A. Reskin
Suite 1450, The Starks Building
455 South Fourth Avenue
Louisville, KY 40202

Section 9.     Integration

This Agreement constitutes the full understanding between the parties with reference to the subject matter hereof, and no statements or agreements by or between the parties, whether orally or in writing, except as provided for elsewhere in this Section 9, made prior to or at the signing with respect to the subject matter hereof, shall vary or modify the written terms of this Agreement. Neither party shall claim any amendment, modification, or release from any provisions of this Agreement by mutual agreement, acknowledgment or otherwise, unless such mutual agreement is in writing, signed by the other party, and specifically states that it is an amendment to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

"UFRF"
/s/ UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.



"LICENSEE"
GLOTECH INDUSTRIES, INC.

By: /s/ Heinz Fraunhoffer

                                APPENDIX A

DEFINITIONS IN EQUITY AGREEMENT

"Shares" shall mean shares of Licensee's common stock, $.0001 par value per share.

(2) "License Agreements" shall mean the license agreements entered into between UFRF and Licensee of even date herewith pertaining to each Licensed Patent Group, as such term is defined in each License Agreement.

(3) "Affiliate" shall mean any person who is related by blood or marriage to any person or entity who owns more than twenty percent of the issued and outstanding shares of Licensee or to any officer, director, or employee of Licensee or any entity in which any such person has a direct or indirect beneficial ownership interest or for which any such person serves as a director, officer or employee.

(4) "Financial Statements" shall mean a balance sheet, and the related statements of earnings, stockholders' equity and cash flow as of the end of the last fiscal year that has been completed when the statements are to be provided to UFRF and a balance sheet and income statement as of the end of the last fiscal quarter, which financial statements shall be in the form and delivered at the time that such financial statements are delivered to holders of preferred stock of Licensee. Financial Statements shall be true and complete and prepared in accordance with the books and records of Licensee and with generally accepted accounting principles.

(5) "Equity Securities" shall mean the Shares, any other capital stock of Licensee (including preferred shares), and any securities of Licensee that are convertible into capital stock of Licensee or that carry a right to subscribe to or acquire capital stock of Licensee.

(6) "Register," "Registered," and "Registration" shall refer to a registration effected by preparing a filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

(7) "Proportionate Share Percentage" with respect to UFRF, for purposes of Section 4.B, shall mean the percentage derived by dividing the aggregate Shares then owned by UFRF by the total number of issued and outstanding Shares on an as-converted basis at such time.

(8) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission issued under such act, as they each may, from time to time, be in effect.

(9) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(10) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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APPENDIX B

                   ARTICLES OF INCORPORATION AND BYLAWS

                                APPENDIX C

                            STOCK RESTRICTIONS


1.1   Restrictive Legend. Each certificate representing (i) the Shares and
(ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

      Each holder consents to Licensee's making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 1.1. Such legend shall be removed by Licensee from any certificate at such time as the holder of the Shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act, provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement and other applicable regulations do not then require such legend to be included on the Shares, and provided further that Licensee has received from the holder a written representation that (i) such holder is not an affiliate of Licensee and has not been an affiliate during the preceding three months, (ii) such holder has beneficially owned the Shares represented by the certificate for a period of at least two years, (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such Shares, and (iv) such holder will submit the certificate for any such Shares to Licensee for reapplication of the legend at such time as the holder becomes an affiliate of Licensee or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

      1.2 Notice of Proposed Transfers. The holder of each certificate representing Shares by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.2. Prior to any proposed sale, assignment, transfer or pledge of Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Licensee of such holder's intention to effect such transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Licensee addressed to the Licensee, to the effect that the proposed transfer of the Shares may be effected without registration under the Securities Act. Each certificate evidencing the Shares transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.1 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and Licensee such legend is not required in order to establish compliance with any provisions of the Securities Act. Prior to any transfer of the Shares in accordance with this Section 1.2, such transferee shall execute and deliver a form of agreement reasonably acceptable to the Licensee wherein the transferee agrees to be bound by the provisions of this Appendix C.

      1.3 "Market Stand-Off" Agreement. Each holder hereby agrees that during a period, not to exceed 180 days, following the effective date of the initial, effective registration statement of Licensee filed under the Securities Act, it shall not, to the extent requested by Licensee and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any common stock of License held by it at any time during such period except common stock included in such registration; provided, however, that all other stockholders with registration rights and all officers and directors of Licensee enter into similar agreements on substantially similar terms. If requested by any underwriter, each holder shall execute and deliver to such underwriters an agreement in form reasonably acceptable to such underwriter evidencing the obligation described in this Section 1.4.

     In order to enforce the foregoing covenant, Licensee may impose stop-transfer instructions with respect to the Shares of each holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      1.4 Transfer to Competitor. No holder shall transfer any Shares to a competitor of Licensee, as determined by the Board of Directors of Licensee in good faith. This provision shall terminate after the closing of the sale of Equity Securities of Licensee registers pursuant to a registration statement filed under the Securities Act.

                                APPENDIX D

                           FINANCIAL STATEMENTS

                                APPENDIX E

                  LIST OF STOCKHOLDERS AND OPTIONHOLDERS




See attached copies of certificates representing all shares issued as of November 15, 2002, the Effective Date of this Agreement, including 200,000 shares issued to the University of Florida Research Foundation, Inc. There are no options, warrants or other instruments convertible to equity or debt outstanding as of the Effective Date.

                                APPENDIX F

                              FORM OF OPINION